SCUDDER
                                                                     INVESTMENTS

Supplement dated April 11, 2003 to the prospectus dated January 1, 2003, as revised February 1, 2003, for the following fund:

Scudder Global Biotechnology Fund

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The following replaces "The portfolio managers"  sub-section of the "Who Manages and Oversees the Fund" section.


  Michael Sistenich                        Dr. Sebastian Virchow
  Head of Healthcare Equities, DWS         Fund Manager, DWS International
  International Portfolio Management       Portfolio Management GmbH and Manager
  GmbH and Lead Manager of the fund.       of the fund.
   o Joined the Sub-Advisor in 1997.        o Joined the Sub-Advisor in 2000.
   o Over 5 years investment industry       o Dr. Med.,
     experience.                              Ludwig-Maximilian-University,
   o BSc. in Biochemistry from Oxford         Munich (Germany).
     University (UK), with research in      o 6 years research experience in
     areas of Cancer and Multi-drug           Pharmacology and Urology,
     resistance.                              University of Essen (Germany).

  Klaus Kaldemorgen
  Head of International Equities, DWS
  International Portfolio Management
  GmbH and Manager of the fund.
   o Joined the Sub-Advisor in 1982.
   o Over 18 years of investment
     industry experience.
   o Graduate degree in Economics from
     Johanne Gutenberg University
     (Germany).

The following replaces the second sentence of "The Investment Sub-Advisor (Global Biotechnology Fund)" sub-section of the "Who Manages and Oversees the Fund" section.

The address for DWS International is Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Germany.




               Please Retain This Supplement for Future Reference

April 11, 2003
SSCEF1-3601